UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2024 (January 1, 2024)

INSPIRE VETERINARY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41792	85-4359258
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Lynnhaven Parkway, Suite 400 Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 734-5464

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	IVP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Inspire Veterinary Partners, Inc. (“Inspire” or the “Company”) has entered into an employment agreement (the “Employment Agreement”) with Richard Frank, the Company’s current Chief Financial Officer. Mr. Frank’s appointment as Chief Financial Officer had previously become effective upon consummation of Inspire’s initial public offering on August 31, 2023 and his Employment Agreement is effective as of January 1, 2024. The Employment Agreement provides for an initial one-year term with the ability to renew, upon the affirmative vote of the board of directors of the Company, for successive one-year terms.

Pursuant to the Employment Agreement, Mr. Frank’s duties consist of devoting as much time as is necessary to perform the duties and services required under the Employment Agreement and as may be designated by the Chief Executive Officer, and devoting his best efforts to the business and affairs of Inspire and promoting the interests of Inspire. Mr. Frank is barred from directly or indirectly engaging in any other business that could reasonably be expected to detract from his ability to apply his best efforts in the performance of his duties to Inspire.

The Employment Agreement provides that Mr. Frank will receive a base salary of $210,000 per annum. The base salary will be reviewed at the end of each fiscal year and any recommended changes will be subject to approval of the board of directors of the Company. Mr. Frank is eligible for annual bonuses subject to satisfaction of both a “Revenue Target” and a “Profit Target”, as follows:

Revenue Bonus: The “Revenue Target” is 100% of budgeted revenue of Inspire for the calendar year, and the “Revenue Bonus Target” is 15% of Mr. Frank’s annual base salary.

Annual Revenue Compared to Revenue Target	Revenue Bonus
110% or greater	125% of Revenue Bonus Target
100 – 109%	100% of Revenue Bonus Target
95 – 99%	95% of Revenue Bonus Target
90 – 94%	90% of Revenue Bonus Target
Below 90%	No Revenue Bonus

Profit Bonus: The “Profit Target” is 100% of budgeted profit of Inspire for the calendar year, and the “Profit Bonus Target” is 15% of Mr. Frank’s annual base salary.

Actual Profit Compared to Profit Target	Profit Bonus
110% or greater	125% of Profit Bonus Target
100-109%	100% of Profit Bonus Target
95-99%	95% of Profit Bonus Target
90-94%	90% of Profit Bonus Target
Below 90%	No Profit Bonus

In addition, the Employment Agreement provides that Mr. Frank is eligible to be awarded, in the board of directors’s sole discretion, shares of Class A common stock based on the Company’s performance for each calendar year based on the applicable Revenue Target and Profit Target for such calendar year. Any such stock award will be equal to 10% and 14% of Mr. Frank’s base salary and will be fully vested upon issuance.

Mr. Frank is entitled to participate in any employee benefit plans offered to the Company’s employees on the same terms and conditions as other employees.

The Employment Agreement contains certain non-disclosure and confidentiality provisions applicable to Mr. Frank for the benefit of the Company. Mr. Frank has also agreed, during the term of his employment and for a two-year period following the termination of his employment not to solicit for employment any employee or any person who was employed by the Company within the prior six months. Mr. Frank is also barred from soliciting any clients or certain former clients of the Company for a period of two years following the termination of his employment with the Company.

Inspire may terminate Mr. Frank’s employment immediately for cause upon:

●	his death;

●	his mental or physical incapacity that prevents him, with or without reasonable accommodation, from performing his essential duties for a period of 60 consecutive days or longer;

●	disloyalty or dishonesty towards the Company;

●	gross or intentional neglect of in the performance of his duties and services or material fail to perform his duties and services;

●	his violation of any law, rule, or regulation (other than minor traffic violations) related to his duties;

●	his material breach of any provision of the Employment Agreement or any written Inspire policy, if such breach is not cured within 10 days after written notice; and

●	any other act or omission which harms or may reasonably be expected to harm the reputation or business interests of the Company.

Mr. Frank may terminate the Employment Agreement immediately for good reason, which is defined as:

●	a material breach of the Employment Agreement by the Company, if such breach is not cured within 10 days after written notice;

●	a material reduction in his duties or responsibilities without his consent, if such breach is not cured within 10 days after written notice;

●	a relocation of his office to a location more than 30 miles from Virginia Beach, Virginia without his consent, if such relocation is not reversed within 10 days after written notice; and

●	a change in control of the Company, provided that he gives notice of termination based on such change in control within six months.

Mr. Frank may be entitled to severance payments in certain circumstances. The Employment Agreement is governed by the laws of the Commonwealth of Virginia.

The foregoing description of the Employment Agreement in this Item 1.01 of this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1, and which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

Item. 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Employment Agreement of Richard Frank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2024	INSPIRE VETERINARY PARTNERS, INC.

	By:	/s/ Kimball Carr
	Name:	Kimball Carr
	Title:	Chair, President and Chief Executive Officer

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